SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 3, 2011
Date of Report (date of earliest event reported)

LEGEND OIL AND GAS, LTD.
 (Exact name of registrant as specified in its charter)

Colorado	000-49752	84-1570556
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. Number)

601 Union Street, Suite 4500
Seattle, WA 98101
 (Address of principal executive offices)

Registrant’s telephone number, including area code: (206) 838-9735

 (Former name or address, if changed since last report)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 3, 2011, the Board of Directors of the Company adopted the Legend Oil and Gas, Ltd. 2011 Stock Incentive Plan (“Plan”). The Plan provides for the grant of options to purchase shares of the Company’s common stock, and stock awards consisting of shares of the Company’s common stock, to eligible participants, including directors, executive officers, employees and consultants of the Company. The terms and conditions of the Plan apply equally to all Plan participants. Four million five hundred thousand (4,500,000) shares of common stock of the Company have been reserved for issuance under the Plan. As of the date of this Current Report on Form 8-K, no stock options or stock awards have been granted under the Plan. The Plan in its adopted form is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.05 – Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On May 3, 2011, the Board of Directors of Legend Oil and Gas, Ltd. (the “Company”) adopted a Code of Ethics of Directors and Officers. The Code of Ethics in its adopted form is attached as Exhibit 14.1 to this Current Report on Form 8-K.

Item 9.01 – Financial Statements and Exhibits.

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Legend Oil and Gas Ltd. 2011 Stock Incentive Plan

14.1	Legend Oil and Gas Ltd. Code of Ethics of Directors and Officers

FORWARD-LOOKING STATEMENTS

Except for the historical information presented in this document, the matters discussed in this Current Report on Form 8-K or otherwise incorporated by reference into this document contain “forward-looking statements” (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements can be identified by the use of forward-looking terminology such as “believes,” “plans,” “expects,” “may,” “will,” “intends,” “should,” “plan,” “assume” or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by Legend Oil and Gas, Ltd. (the “Company”). You should not place undue reliance on forward-looking statements. Forward-looking statements involve risks and uncertainties. The actual results that we achieve may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and we assume no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Company in this Current Report on Form 8-K and in the Company’s other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect our business.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2011	SIN HOLDINGS, INC.
/s/ James Vandeberg
By:
James Vandeberg Chief Financial Officer, Secretary and Director